From: Allan Holms [mailto:aholms@msn.com]
Sent: Tuesday, February 07, 2017 4:06 PM
To: tiffany@natco.org
Cc: Richard A. Repp <RAR@witherspoonkelley.com>; John Doubek <jdoubek@doubekpyfer.com>; Morrissey, Daniel <morrissey@gonzaga.edu>; Bil Childress <BChildress@dunnandblack.com>
Subject: Stock Transfer

The mineral rights owned by Bakken Resources are the result of a family inheritance that was used to capitalize the corporation. Due to various circumstances my brother wanted to make sure the shareholders (relatives, business associates, friends) were protected and asked me to assist him. Due to his illness and upon advice of his counsel, he decided to turn his stocks in BRI over to me.

Feel free to contact me if you require additional information. I have stacks of source documents and legal research. I also have many documents concerning Carl George which probably have no bearing, but hold a great deal of interest.

I look forward to working with you.

Thank you,
Allan Holms

ASSIGNMENT AGREEMENT

This Assignment Agreement (this "Assignment Agreement") is entered into as of December 10, 2016, by and between Val M. Holms (the "Assignor"), and Allan G. Holms (the "Assignee").

WHEREAS, Assignor currently owns 26,235,000 shares of the common stock, par value $0.001 per share, of Bakken Resources, Inc., a public Company, as represented by Certificates No. 335, 1342, 1343, 1344, 1345 (the "Common Stock"); and,

WHEREAS, Assignor has agreed to transfer and otherwise assign the Common Stock owned by him to Assignee; and,

WHEREAS, the Assignor wishes to transfer and assign to the Assignee all of the Assignor's rights and interests in and to the Common Stock, and the Assignee wishes to be the assignee and transferee of such right, and interests;

NOW, THEREFORE, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. Assignment. The Assignor hereby transfers and assigns to the Assignee, and the Assignee hereby acquires from the Assignor all of the Assignor's right, title, and interest, of whatever kind or nature, in and to Certificates No. 335, 1342, 1343, 1344, 1345.

2. Retention of Obligations. Notwithstanding anything in this Assignment Agreement to the contrary, the Assignor shall remain obligated, as a principal and not a guarantor, to Assignee with respect to all of the Assignor's obligations, duties, liabilities and commitments under the Common Stock, of whatever kind or nature.

3. Effectiveness. This Assignment Agreement shall be effective as of the date set first set forth above.

4. Assignor's Representations and Warranties. Assignor represents and warrants to Assignee:

i. he is the sole, legal and beneficial owner of the Common Stock;

ii. the Common Stock is not subject to a pending, or, to his knowledge, threatened, claim, proceeding or action;

iii. he has full legal title to all of such shares free and clear of any liens, security interests, encumbrances, pledges, charges, claims, voting trusts, restrictions on transfer, and of any rights or interest therein, direct or contingent, in favor of any other parties;

iv. he has full and unrestricted right, power and authority to sell, assign, transfer and deliver the same or to cause the same to be transferred to Assignee in accordance with this agreement;

v. he has not sold or otherwise disposed of or encumbered the Common Stock assigned herein; and,

vi. he has, and will convey to the Assignee hereunder, good and marketable title to the Common Stock, free and clear of any claims, liens, pledges, security interests or encumbrances, of any kind.

5. Governing Law; Binding Effect. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of Montana applicable to contracts made and performed in such state

without giving effect to the choice of law principles of such state that would require or permit the application of the laws of another jurisdiction.

6. Representations by Assignee. Assignor is an "accredited investor" within the meaning of the Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect and that this transaction is intended to be exempt from registration under the Act by virtue of section 4a(2) of the Act and the provisions of Rule 506 of Regulation D as promulgated thereunder.

7. Counterparts. This Assignment Agreement may be executed in one or more counterparts, including facsimile counterparts, each of which shall be deemed to be an original copy of this Assignment Agreement, and all of which, when taken together, shall be deemed to constitute one and the same agreement. Delivery of such counterparts by facsimile or electronic mail (in PDF or .tiff format) shall be deemed effective as manual delivery.

IN WITNESS WHEREOF, the Assignee and Assignor have executed this Assignment Agreement as of the date first set forth above.

By: ______________________
Name:
Title:

By: ______________________
Name:

IRREVOCABLE STOCK/BOND POWER FORM

Date 12/10/16

For value received, the Undersigned does (do) hereby sell, assign and transfer to

ALLAN G. HOLMS

	Taxpayer Identifying No.
	544-34-8198

If Stock, complete this portion: 23,000 shares of the COMMON STOCK stock of BAKKEN RESOURCES, INC. represented by Certificate(s) No.(s) 335 inclusive, standing in the name of the undersigned on the books of said Company.

If Bonds, complete this portion: ________ bonds of ________ in the principal amount of $______, No.(s)________ inclusive, standing in the name of the undersigned on the books of said Company.

The undersigned does (do) hereby irrevocably constitute and appoint ________________ attorney to transfer the said stock or bond(s), as the case may be, on the books of said Company, with full power of substitution in the premises.

In Presence of

____

[signature] (SEAL)

(Person executing this power signs here)

SIGNATURE GUARANTEED

SIGNATURE GUARANTEED MEDALLION GUARANTEED WASHINGTON TRUST BANK

(Name of Bank, Trust Company or Broker)

[signature]

X0129726

SECURITIES TRANSFER AGENTS MEDALLION PROGRAM™

(Official Signature)

IMPORTANT – READ CAREFULLY

The signature(s) to this Power must correspond with the name(s) as written upon the face of the stock certificate(s) or bond(s), as the case may be, in every particular without alteration or enlargement or any change whatever.

NUMBER
335

COMMON STOCK

BAKKEN RESOURCES, INC.

SHARES
6,235,000

COMMON STOCK
CUSIP 05758P107

Par Value $.001

INCORPORATED UNDER THE LAWS OF THE STATE OF
NEVADA

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

Val M. Holms

RESTRICTED
CONTROL

is the Owner of *** Six Million Two Hundred Thirty-Five Thousand ***

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

BAKKEN RESOURCES, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness this facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.

Dated: **December 23, 2011**

COUNTERSIGNED AND REGISTERED:
EMPIRE STOCK TRANSFER INC.
Transfer Agent and Registrar

By
AUTHORIZED SIGNATURE

CORPORATE SEAL

SECRETARY

PRESIDENT

A 64596

The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — ______ Custodian ______
(Cust) (Minor)
under Uniform Gifts to Minors Act

______
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______ *hereby sells, assigns and transfers unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

544-34-8198

ALLAN G. HOLMS

(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

1314 S. GRAND BLVD #2-112

SPOKANE, WA 99201 *Shares*

of the Common Stock represented by this Certificate and hereby irrevocably constitues and appoints

______ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated 12/10/16

NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED

SIGNATURE GUARANTEED
MEDALLION GUARANTEED
WASHINGTON TRUST BANK
(034)
AUTHORIZED SIGNATURE
X0129726
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM™

NOTICE THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD-15.

IRREVOCABLE STOCK/BOND POWER FORM

Date 12/10/16

For value received, the Undersigned does (do) hereby sell, assign and transfer to

ALLAN G. HOLMS

	Taxpayer Identifying No. 544-34-8198

If Stock, complete this portion: 500,000 shares of the COMMON STOCK stock of BAKKEN RESOURCES, INC. represented by Certificate(s) No.(s) 1342 inclusive, standing in the name of the undersigned on the books of said Company.

If Bonds, complete this portion: ______ bonds of ______ in the principal amount of $______, No.(s)______ inclusive, standing in the name of the undersigned on the books of said Company.

The undersigned does (do) hereby irrevocably constitute and appoint ______ attorney to transfer the said stock or bond(s), as the case may be, on the books of said Company, with full power of substitution in the premises.

In Presence of

____________ (SEAL)

(Person executing this power signs here)

SIGNATURE GUARANTEED

IMPORTANT – READ CAREFULLY

The signature(s) to this Power must correspond with the name(s) as written upon the face of the stock certificate(s) or bond(s), as the case may be, in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED WASHINGTON TRUST BANK

(Name of Bank, Trust Company or Broker)

(Official Signature)

SECURITIES TRANSFER AGENTS MEDALLION PROGRAM

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA.

NUMBER

1342

AUTHORIZED COMMON STOCK
100,000,000 SHARES
PAR VALUE $0.001

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATE FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED ON THE BOOKS OF THE COMPANY, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM. SUCH COMPLIANCE, AT THE OPTION OF THE COMPANY, TO BE EVIDENCED BY AN OPINION OF SHAREHOLDER'S COUNSEL, IN A FORM ACCEPTABLE TO THE COMPANY, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

SHARES

5,000,000

CUSIP NO. 05758P 10 7

THIS CERTIFIES THAT ***VAL M HOLMS***

IS THE RECORD HOLDER OF ***FIVE MILLION***

Shares of **Bakken Resources, Inc.** Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: MAY 13, 2014

SECRETARY

BAKKEN RESOURCES, INC.
CORPORATE
Seal
NEVADA

PRESIDENT

UNLESS COUNTERSIGNED BY TRANSFER AGENT

Countersigned & Registered

Nevada Agency and Transfer Company
50 West Liberty Street • Suite 880 • Reno Nevada 89501

Authorized Signature

The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — ________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors Act
____
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ________ *hereby sells, assigns and transfers unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

544-34-8198

ALLAN G. HOLMS

(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

1314 S. GRAND BLVD #Z-112

SPOKANE, WA 99202 *Shares*

of the Common Stock represented by this Certificate and hereby irrevocably constitues and appoints

________ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated 12/10/16

NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED

SIGNATURE GUARANTEED
MEDALLION GUARANTEED
WASHINGTON TRUST BANK
(034) AUTHORIZED SIGNATURE
X0129726
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM™

NOTICE THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD-15.

IRREVOCABLE STOCK/BOND POWER FORM

Date 12/10/16

For value received, the Undersigned does (do) hereby sell, assign and transfer to

ALLAN G. HOLMS

	Taxpayer Identifying No. 544-34-8198

If Stock, complete this portion: 500,000 shares of the COMMON STOCK stock of BAKKEN RESOURCES, INC. represented by Certificate(s) No.(s) 1343 inclusive, standing in the name of the undersigned on the books of said Company.

If Bonds, complete this portion: ________ bonds of ________ in the principal amount of $______, No.(s)________ inclusive, standing in the name of the undersigned on the books of said Company.

The undersigned does (do) hereby irrevocably constitute and appoint ____________ attorney to transfer the said stock or bond(s), as the case may be, on the books of said Company, with full power of substitution in the premises.

In Presence of

____

________________ (SEAL)
(Person executing this power signs here)

SIGNATURE GUARANTEED

MEDALLION GUARANTEED
WASHINGTON TRUST BANK

(Name of Bank, Trust Company or Broker)

(034) 129726
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM

(Official Signature)

IMPORTANT – READ CAREFULLY

The signature(s) to this Power must correspond with the name(s) as written upon the face of the stock certificate(s) or bond(s), as the case may be, in every particular without alteration or enlargement or any change whatever.

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA.

NUMBER

1343

AUTHORIZED COMMON STOCK
100,000,000 SHARES
PAR VALUE $0.001

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATE FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED ON THE BOOKS OF THE COMPANY, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE COMPANY, TO BE EVIDENCED BY AN OPINION OF SHAREHOLDER'S COUNSEL, IN A FORM ACCEPTABLE TO THE COMPANY, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

SHARES

5,000,000

CUSIP NO. 05758P 10 7

THIS CERTIFIES THAT ***VAL M HOLMS***

IS THE RECORD HOLDER OF ***FIVE MILLION***

Shares of **Bakken Resources, Inc.** Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: MAY 13, 2014

SECRETARY

BAKKEN RESOURCES, INC.
CORPORATE
Seal
NEVADA

PRESIDENT

UNLESS COUNTERSIGNED BY TRANSFER AGENT

Countersigned & Registered

Nevada Agency and Transfer Company
50 West Liberty Street • Suite 880 • Reno Nevada 89501

Authorized Signature

The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — ________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors Act
____
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ________ *hereby sells, assigns and transfers unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

544-34-8198

ALLAN G. HOLMS
(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)
1314 S. GRAND BLVD #Z-112
SPOKANE, WA 99202 *Shares*

of the Common Stock represented by this Certificate and hereby irrevocably constitues and appoints

________ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated 12/10/16

NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED

SIGNATURE GUARANTEED
MEDALLION GUARANTEED
WASHINGTON TRUST BANK
(034)
AUTHORIZED SIGNATURE
X0129726
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM

NOTICE THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD-15.

IRREVOCABLE STOCK/BOND POWER FORM

Date 12/10/16

For value received, the Undersigned does (do) hereby sell, assign and transfer to

ALLAN G. HOLMS

Taxpayer Identifying No. 544-34-8198

If Stock, complete this portion: 5,000,000 shares of the COMMON STOCK stock of BAKKEN RESOURCES, INC. represented by Certificate(s) No.(s) 1344 inclusive, standing in the name of the undersigned on the books of said Company.

If Bonds, complete this portion: ____ bonds of ____ in the principal amount of $____, No.(s)____ inclusive, standing in the name of the undersigned on the books of said Company.

The undersigned does (do) hereby irrevocably constitute and appoint ____ attorney to transfer the said stock or bond(s), as the case may be, on the books of said Company, with full power of substitution in the premises.

In Presence of

____

____________________(SEAL)
(Person executing this power signs here)

SIGNATURE GUARANTEED

____
(Name of Bank, Trust Company or Broker)

____
(Official Signature)

IMPORTANT – READ CAREFULLY

The signature(s) to this Power must correspond with the name(s) as written upon the face of the stock certificate(s) or bond(s), as the case may be, in every particular without alteration or enlargement or any change whatever.

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA.

NUMBER 1344

SHARES ***5,000,000***

CUSIP NO. 05758P 10 7

AUTHORIZED COMMON STOCK
100,000,000 SHARES
PAR VALUE $0.001

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATE FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED ON THE BOOKS OF THE COMPANY, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE COMPANY, TO BE EVIDENCED BY AN OPINION OF SHAREHOLDER'S COUNSEL, IN A FORM ACCEPTABLE TO THE COMPANY, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

THIS CERTIFIES THAT ***VAL M HOLMS***

IS THE RECORD HOLDER OF ***FIVE MILLION***

Shares of **Bakken Resources, Inc.** Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: MAY 13, 2014

SECRETARY

BAKKEN RESOURCES, INC. CORPORATE Seal NEVADA

PRESIDENT

UNLESS COUNTERSIGNED BY TRANSFER AGENT

Countersigned & Registered

Nevada Agency and Transfer Company
50 West Liberty Street • Suite 880 • Reno Nevada 89501

Authorized Signature

The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — ________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors Act
____
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ________ *hereby sells, assigns and transfers unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

544-34-8198

ALLAN G. HOLMS

(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

1314 S. GRAND BLVD #2-112

SPOKANE, WA 99201

Shares of the Common Stock represented by this Certificate and hereby irrevocably constitues and appoints

________ *Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.*

Dated 12/10/16

NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED

SIGNATURE GUARANTEED
MEDALLION GUARANTEED
WASHINGTON TRUST BANK
(034)
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM
AUTHORIZED SIGNATURE
X0129726

NOTICE THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD-15.

IRREVOCABLE STOCK/BOND POWER FORM

Date 12/10/16

For value received, the Undersigned does (do) hereby sell, assign and transfer to

ALLAN G. HOLMS

	Taxpayer Identifying No.
	544-34-8198

If Stock, complete this portion: 5,000,000 shares of the COMMON stock of BAKKEN RESOURCES, INC. represented by Certificate(s) No.(s) 1945 inclusive, standing in the name of the undersigned on the books of said Company.

If Bonds, complete this portion: ______ bonds of ______ in the principal amount of $______, No.(s) ______ inclusive, standing in the name of the undersigned on the books of said Company.

The undersigned does (do) hereby irrevocably constitute and appoint ______ attorney to transfer the said stock or bond(s), as the case may be, on the books of said Company, with full power of substitution in the premises.

In Presence of

______

______ (SEAL)
(Person executing this power signs here)

SIGNATURE GUARANTEED

IMPORTANT – READ CAREFULLY

The signature(s) to this Power must correspond with the name(s) as written upon the face of the stock certificate(s) or bond(s), as the case may be, in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED
WASHINGTON TRUST BANK

(Name of Bank, Trust Company or Broker)

(034) AUTHORIZED SIGNATURE
S129726
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM

(Official Signature)

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA.

NUMBER	SHARES
1345	***5,000,000***
	CUSIP NO. 05758P 10 7

AUTHORIZED COMMON STOCK
100,000,000 SHARES
PAR VALUE $0.001

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATE FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED ON THE BOOKS OF THE COMPANY, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE COMPANY, TO BE EVIDENCED BY AN OPINION OF SHAREHOLDER'S COUNSEL, IN A FORM ACCEPTABLE TO THE COMPANY, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

THIS CERTIFIES THAT ***VAL M HOLMS***

IS THE RECORD HOLDER OF ***FIVE MILLION***

Shares of **Bakken Resources, Inc.** Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: MAY 13, 2014

[signature] SECRETARY

BAKKEN RESOURCES, INC. CORPORATE Seal NEVADA

[signature] PRESIDENT

UNLESS COUNTERSIGNED BY TRANSFER AGENT

Countersigned & Registered

Nevada Agency and Transfer Company
50 West Liberty Street • Suite 880 • Reno Nevada 89501

[signature] Authorized Signature

The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — ______ Custodian ______
(Cust) (Minor)
under Uniform Gifts to Minors Act
______
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______ *hereby sells, assigns and transfers unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

544-34-8198

ALLAN G. HOLMS
(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)
1314 S. GRAND BLVD #2-112
SPOKANE, WA 99202

Shares of the Common Stock represented by this Certificate and hereby irrevocably constitues and appoints

______ *Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.*

Dated 12/10/16

NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED

SIGNATURE GUARANTEED
MEDALLION GUARANTEED
WASHINGTON TRUST BANK
AUTHORIZED SIGNATURE
(034) X0129726
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM™

NOTICE THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD-15.

ANGIE SPARKS
CLERK DISTRICT COURT

2017 JAN -9 PM 1:

FILED
BY____________
DEPUTY

MONTANA FIRST JUDICIAL DISTRICT COURT, LEWIS AND CLARK COUNTY

* * * * * *

BAKKEN RESOURCES, INC., Plaintiff, vs. VAL M. HOLMS, ALLAN G. HOLMS, TODD JENSEN and ALLEN COLLINS, Defendants and Third Party Plaintiffs, vs. KAREN S. MIDTLYNG, DANIEL D. ANDERSON, and WESLEY J. PAUL, Third Party Defendants.	Cause No. DDV 2016-612 ORDER GRANTING PRELIMINARY INJUNCTION AND ORDERING EVIDENTIARY HEARING

* * * * * *

The matter of this Court's October 19, 2016 *Temporary Restraining Order* ("TRO") came before this Court for a hearing at 10:00 a.m. on December 12, 2016. All parties were represented by their respective counsel.

This Court's said TRO ordered that Bakken Resources, Inc. ("BRI") was enjoined from holding an annual meeting until 60 days after the Court decides whether the July 20, 2016, election of a new Board of Directors was valid and enforceable; whether the Eagle transaction was fraudulent; and whether there was a triggering event allowing Eagle to convert its loan to stock. Further, this Court's said TRO ordered that Eagle was enjoined from voting on any matters at any meeting, including an annual meeting, or a motion by shareholder consent, until the Court issues a ruling whether the July 20, 2016 election of a new Board of Directors (Allan Holms, et al.) was valid and enforceable; whether the Eagle transaction was fraudulent; and whether there was any triggering event to allow Eagle to convert its loan to stock. BRI was ordered to show cause "why the Temporary Restraining Order should not be made permanent pending further proceedings herein."

At the 12/12/2016 hearing, BRI offered no evidence in contradiction to the TRO ruling. It merely deferred to decisions of the Nevada court some made preliminarily and to be made tentatively in the spring. This Court is aware that rulings in Nevada have varied. For example, one court found Eagle Equity transaction was a sham and another that it was an exercise of business judgment. Based on the lack of any factual presentation from BRI per the TRO, this Court grants Defendants and Third Party Plaintiffs (Allan Holms, et al.) a preliminary injunction on precisely those issues addressed within this October 19, 2016 TRO. Further, with respect to the efforts of Allan Holms, Todd Jensen, and Allen Collins to take control of the Board of Directors, it is necessary in this Court's view that we have an evidentiary hearing on this precise issue to determine if those efforts were proper/lawful/and ought to be approved by this Court.

Further, the Eagle Equity stock conversion admittedly occurred after Allan Holms' actions and may be of no real consequence if the Allan Holms efforts to control the Company are approved by this Court, because a different Board of Directors would be involved at that juncture. Parenthetically, Allan Holms was prepared at the 12/12/2016 hearing to offer evidence through his own testimony and that proffered from a Professor Daniel Morrissey. This Court believed it preferable that such testimony be given at the upcoming evidentiary hearing. This Court will likewise hold an evidentiary hearing on the legitimacy of the Eagle Equity transaction, if it proves necessary, in conjunction with the Allan Holms stock issue hearing.

A hearing shall be held on Feb. 28, 2017, at 9:00 a.m.

IT IS SO ORDERED.

DATED Jan 3, 2017

JAMES P. REYNOLDS

District Judge James Reynolds

cc: John C. Doubek
Oliver Goe
Jordan Crosby

MEMO

To: John Doubek, Bil Childress, Allan Holms

From: Professor Dan Morrissey

Re: Bakken Resources, Inc.

Subject: Potential Testimony at Hearing, Dec. 12, 2016

Date: Dec. 9, 2016

1. Actions that determine the rights of shareholders are adjudicated under equitable jurisprudence. In addition, the petitioners here, the Holms group, are seeking equitable relief by way of a preliminary injunction.

<u>The Paul Group does not have Clean Hands to Claim that Allan Holms Violated SEC Regulations</u>

2. Defendants Paul, Midtlyng, and Anderson (the "Paul Group") do not have "clean hands" to protest any violation of SEC regulations such as the alleged failure of the Holms group to comply with the SEC's rules regarding proxy solicitation.

   A. While in control of Bakken, the Paul Group did not cause the Company to file its periodic reports with the SEC as required by Section 12(g) the Securities Exchange Act of 1934 ("Exchange Act"). Chief among those is the annual report on Form 10-K which is required by Exchange Act Rule 13a-11, 17 C.F.R. § 240.13a-11. Among other things it must contain audited financial statements. For two years, therefore, there was no reliable public information about the Company's financial situation. In addition, the Paul Group called no shareholder meeting during that time so its directors became "hold-overs," without any renewed mandate from the shareholders.

   B. The Paul Group would like the Court to believe that the SEC condoned these delinquencies because Paul confirmed several phone conversations with an SEC official about them with letters. However I can testify from my own experience as a lawyer in the SEC's "Delinquent Reports" unit that the SEC would give no such approval to Bakken's delinquencies.

   C. To the contrary, Exchange Act Rule 12b-25, 17 C.F.R. § 240.12b-25, provides that if a reporting company cannot file a required periodic report on time it must make a filing to that effect on SEC Form 12b-25. There it must state the reasons for its

delinquency. The Rule then give the company a 15 day grace period to make the filing. After that the company is in violation of its filing requirements.

D. In addition, no inference can be draw from the SEC's failure to take enforcement action against Bakken for its delinquent filings when it was under the control of the Paul Group. The SEC recently stated that it has resources to prosecuted only approximately 1% of the wrongful conduct that occurs under the federal securities laws. Bakken's violation also would be a small objective for the SEC given the wealthy Wall Street community that it must police.

<u>The Proxies Given to Allan Holms were Valid and Allowed him to take Control of Bakken</u>

3. Even if the Court disregards the Paul group's lack of clean hands here, it should nevertheless find that the Holms group has not violated the SEC's proxy solicitation rules. And even if that has occurred, that violation is technical and de minimis. It should therefore not affect the validity of the proxies that Allan Holms voted. That action elected new directors for the Company because it was done in compliance with Nevada Corporate Law.

   A. The SEC's proxy rules govern <u>solicitation</u> of proxies. (Emphasis added.) As Allan Holms has testified, he did nothing to request that the proxies he received be given to him.

   B. Even if there were solicitations of proxies, the SEC's rules governing those transactions exempt situations where no more than 10 shareholders are solicited. Exchange Act Rule 14a-2(b)(2), 17 C.F.R. § 240.14a-2(b)(2). Here just two of the proxies that Allan Holms received, those from Val Holms and Manuel Graiwer, gave him plenary power to vote more than a majority of the Company's shares.

   C. Those two proxies were all that Allan Holms needed to affect the corporate actions he took on July 20, 2016. The other proxies that he received are irrelevant. Any violation of SEC rules as to them is, at most, technical.

   D. The other proxies therefore did not impact the validity of the corporate actions undertaken by Allan Holms which were properly done under Nevada corporate law. NRS 78.335(1) (Bylaws § 2.12) allows shareholders to give their proxies in writing to another person who may act for them. In addition NRS 78.320(2) (Bylaws §2.10) provides that a shareholder having a majority of the voting power may take any action by written consent that is permitted at a stockholder meeting.

E. Since Allan Holms had the written proxies of Val Holms and Manuel Graiwer, he was entitled to vote those shares. When he therefore tendered a written consent to an appropriate official of Bakken on July 20, 2016 electing himself, Jensen and Collins as the Company's three new directors that was an effective shareholder action just as if it had been taken at a shareholder meeting. Since the terms of the other Company directors had expired, Allan Holms, Jensen, and Collins then constituted Bakken's board of directors. After that the resolutions they adopted were the legitimate and duly authorized actions of Bakken.

F. Even if there are violations of the proxy solicitation rules, they are nugatory and de minimis. The equities of this case are simple and clearly favor the Holms group. The shares voted by Allan Holms represent a majority interest in the Company. The proxies that Allan Holms received came from people who wanted him to be in control of the Company. Nevada Corporate law states that an entrenched board cannot block the duly authorized actions by shareholders to take control of the Company that they own. Shoen v. Amerco, 885 F.Supp. 1332 1341 (D. Nev. 1994).

G. Nevada corporate law also recognizes the paramount right of shareholders to exercise their voting rights and elect directors. "Any interference with the shareholder franchise is especially serious." Hilton Hotels Corp. v. ITT Corp. 978 F.Supp. 1342, 1351 (D. Nev. 1997). This would include any of the tactics employed by the Paul Group to frustrate Allan Holm's use of his proxies to elect directors.

<u>The Eagle Transaction does not give it the Right to Control Bakken</u>

4. The Eagle Transaction is inoperative.

A. Eagle claims to have made a loan to Bakken. As a term of that transaction it purports to have the right to convert that loan into preferred shares. Those then supposedly allow Eagle to have 51% of Bakken's voting stock thus substantially reducing Val Holms's percentage ownership of Bakken's outstanding shares.

B. The Eagle loan however was a sham. It allegedly amounted to $600,000 but there is no showing that such funds were ever transferred to Bakken. In addition, the principal of Eagle, Carl George, has many judgments entered against him. Such unjustifiable activity, which "dilutes a percentage ownership interest in relation to the interests of other shareholders" has been held to be "actionably coercive" under

Nevada corporate law. Brown v. Kinross Gold U.S.A., Inc., 531 F.Supp.2d 1234, 1246. (D. Nev. 2008)

C. Even if $600,000 was appropriately received by Bakken, it was grossly disproportionate consideration for what Eagle and the Paul Group now claim is their majority ownership in the Company. If that is recognized, Eagle now has control of Bakken's assets which are comprised of $5.6 million in current assets and more than $4 million in cash and other investments. Eagle has gotten control of all that for a fraction of its value. As Dan Anderson, the Company's CFO has acknowledged in testimony, with such power Eagle could dissolve and liquidate Bakken. It could then take 51% of those assets—thus gaining a sum much greater than the $600,000 it paid for its shares.

D. The business judgment rule cannot be invoked to justify the Eagle transaction. Its clear purpose is to block the Holms shareholders from taking control of the company that they own. Action such as the Eagle transaction that interferes with the effectiveness of shareholder voting is subject to a standard of review that is more demanding than the business judgment rule. In such cases the board bears a heavy burden of demonstrating a compelling justification for its action. Shoen v. Amerco, 885 F.Supp. at 1342.

E. *Shoen* also holds that the board's prerogatives under the business judgment rule must always be qualify by the right of "unhappy shareholders to vote the board out of office." *Id.* at 1340. Another case decided under Nevada law re-enforces that point holding that any actions that disenfranchise shareholders are not reasonable unless a "compelling justification exists." Hilton Hotels Corp. v. ITT Corp. 978 F.Supp. at 1348.

F. No such justification existed here. Bakken had no need to borrow $600,000 from Eagle (if such transaction was indeed consummated). Bakken already had $5.6 million in current assets and more than $4 million in cash and other investments. The true purpose of the Eagle transaction was to dilute the ownership interest of Val Holms and pirate the Company away from him.

DANIEL J. MORRISSEY

Gonzaga University Law School
Box 3528
Spokane, WA 99220
509-313-3693 (o)
509-879-2457 (c)

Married, two children
Member: Florida, Illinois and
California Bars
dmorrissey@lawschool.gonzaga.edu

EMPLOYMENT

Present -	Professor of Law, Gonzaga University – Contracts, Corporate Law, Securities Regulation, Corporate Seminar
Summer, 2009	Visiting Professor, De Paul University, Corporate Law
Summer, 2007	Visiting Professor, New York Law School, Corporate Law
August 2004 –2005	Visiting Professor, Seattle University School of Law Subjects: Corporate Finance, Corporate Law, Securities Law and Securities Regulation
August 2001 – 2004	Dean and Professor of Law, Gonzaga University School of Law, Spokane, WA
August 1994-2001	Dean and Professor of Law, St. Thomas University School of Law, Miami, Florida. Dean, 1994-99, Professor 99-01
August 1982-1994	Professor, The University of Tulsa School of Law. Subjects: Securities, Corporations, and Jurisprudence. Contracts
August 1988-December 1988	Visiting Associate Professor, University of Denver School of Law. Subjects: Corporations
August 1986-May 1987	Visiting Associate Professor, Seton Hall University School of Law. Subjects: Securities, Corporation Finance, and Business Association.
1981- 1982	Associate: Freshman, Mulvaney & Marantz, Beverly

	Hills, CA. (now KLA Gates—Los Angeles)
December 1975-June 1981	Staff Attorney: Securities and Exchange Commission, Division of Enforcement (Washington, D.C. and Los Angeles, CA).
August 1979-June 1980	Visiting Professor, Pepperdine University School of Law, Malibu, CA. Subjects: Civil Procedure and Securities.
July 1975-December 1975	Supervising Attorney: Prison Legal Aid Clinic, Southern Illinois University School of Law, Carbondale, IL.
September 1974-July 1975	Law Clerk: Hon. Richard B. Austin, U.S. District Judge, Chicago, IL.

EDUCATION

Legal	Georgetown University Law Center, Washington, D.C. – J.D. (1974).
	Honors/Activities: Editor-in-Chief, Georgetown Law Weekly: recipient of award for Most Outstanding Law School Newspaper from the American Bar Association, Law School Division (1974)
College	Georgetown University School of Foreign Service, Washington, D.C., A.B. (1971).
	Major: International Affairs (History, Government, and Economics).
	Honors: Phi Beta Kappa, cum laude.

Supreme Court Cases Argued

In re F5 Networks, Inc., 207 P.3d 433 (Wash. 2009)

Risdall v. Brown-Wilbert, 753 N.W. 2d 723 (Minn. 2008)

BOOK

Securities Litigation (casebook) with Steinberg, Couture, and Kaufman (Carolina Press: 2016)

LAW REVIEW PUBLICATIONS

"Income Equality in Utopia," 46 UPLR __ (upcoming)

"Managing the Wealth of Nations: What China and America may have to Teach each other about Corporate Governance," 68 S.M.U. L. Rev. 831 (2015)

"The Riddle of Shareholder Rights and Corporate Social Responsibility," 80 Brooklyn L. Rev. 353 (2015)

"Will *Allegran* Botox the Wrinkles out of Securities Litigation" 41 J. of Sec. Reg 287 (2013)

"M&A Fiduciary Duties: Delaware's Murky Jurisprudence," 58 Vill. Law Rev. 121 (2013)

"Executive Compensation and Income Inequality," 4 Wm. & Mary Bus. L. Rev. 1 (2013)

"Will Arbitration End Securities Litigation," 40 Sec. Reg. L. J. 159 (2012)

"Shareholder Litigation after the Meltdown," 114 W. Va. L. Rev. 531 (2012)

"After the Meltdown," 45 Tulsa L. Rev. 393 (2010)

"The Road Not Taken: Rethinking Securities Regulation and the Case for Merit Review," 44 U. Rich. L. Rev. 647 (2010)

"The Securities Act at its Diamond Anniversary: Renewing the Case for a Robust Registration Requirement" 11 U. Penn. Bus. Law J. 749 (2009)

"The Path of Corporate Law in the 21st Century," 86 Or. L. Rev. 975 (2008)

"Piercing All the Veils: Apply an Established Doctrine To a New Business Order" 32 J. of Corp. L. 529 (2007)

"Saving Legal Education," 56 J. of Leg. Ed. 254 (2006)

"Another Look at the Law of Dividends" 54 Kan. L. Rev.449 (2006)

"After the Ball is Over: Investor Remedies in the Wake of the Dot.com crash and Recent Corporate Scandals," 83 Neb. L. Rev. 732 (2005)

"Bringing the Messiah Through Law: Legal Education at the Jesuit Schools," 48 St. L. U. L. J 549 (2004),

"Harry Truman and the Joy of Deaning," 35 U. of Toledo L. Rev. 153 (2003)

"SEC Injunctions," 68 Tenn. L. Rev. 427 (2001)

"A Natural Lawyer Takes a Sympathetic Look at Post-Modernism," 14 J. of Law & Rel. 601 (1999-2000).

"The Separation of Church and State: An American-Catholic Perspective," 47 Cath. U. Rev. 1 (1997)

"The Catholic Moment in Legal Education," 78 Marq. L. Rev 413 (1995)

"Pragmatism and the Politics of Meaning," 43 Drake L. Rev 615 (1994)

"Moral Truth and the Law: A New Look At An Old Link," 47 S.M.U.L. Rev. 61 (1993)

"Think Globally, Act Locally: It's Time To Reform the Intrastate Exemption," 20 Sec. Reg. L.J. 59 (1992)

"Protecting the Public Interest in Leveraged Buyouts," 69 Or.L. Rev. 47 (1990)

"Toward a New/Old Theory of Corporate Social Responsibility," 40 Syr.L. Rev. 1005 (1990)

"A Long Overdue Rendezvous for American Legal Education," 33 Cath. Law. 227 (1990)

"Law, Ethics, and the Levered Buyout," 65 U.Det. L. Rev. 403 (1988)

"Defensive Tactics in Tender Offers-Does Anything Go?" 53 Tenn.L. Rev. 103 (1985)

"New Rulings Threaten the Derivative Suit – Will the 'Needed Policeman' Keep Walking the Beat?" 36 S.C.L. Rev. 631 (1985)

"Integration of Securities Offerings – The ABA's 'Indiscreet' Proposal," 26 Ariz. L. Rev. 41 (1984)

MAGAZINE AND BAR JOURNALS

"A New Corporate Model," National Law Journal, Jan. 7, 2013

"A Fatal Threat to Shareholder Litigation," National Law Journal, Mar. 12, 2012

"It's Time for the Courts to Curb Executive Pay," National Law Journal , Aug. 15, 2011

"Wall Street Needs this Beast," National Law Journal, Feb. 28, 2011

"Dodd-Frank Reins in Wall Street," National Law Journal, August 30, 2010

"Strengthen Investor Rights," National Law Journal, Sept. 14, 2009

"Time to Tighten Regulation," National Law Journal, Oct. 6, 2008

"American Catholics in Our Precarious New Gilded Age," America, Jan. 7-14, 2008.

"Private Placements: Protect Senior Investors" National Law Journal, Dec. 10, 2007.

"Remedies for Options Backdating," National Law Journal, Oct. 16, 2006.

"The Catholic Moment in Legal Education," America, October 29, 1994

"Reflections of a First Year Law Professor," Syllabus, Dec. 1983. (From an address delivered to the annual meeting of the Central States Law School Association, April, 1983)

"In Memoriam, Adrian S. Fisher," Res Ipsa Loquitur, Spring, 1983

"New Federal and State Securities Exemptions," California Business Law News, Fall, 1981

Numerous Articles on Legal Issues in the Tulsa World, Tulsa Tribune, and Oklahoma Eagle

BOOK REVIEWS

Helen Chaitman and Lance Gotthoffer, JP Madoff: The Unholy Alliance between American's Biggest Bank and America's Biggest Crook ___ Sec. Reg. L. J. ___ (upcoming) (2016)

Harper Lee, Go Set a Watchman, (NW Lawyer, Mar. 2016)

John Paul Stevens, Six Amendments: How and Why We Should Change the Constitution (America, Nov. 17, 2014)

Richard Posner's Overcoming Law (Commonweal, July 14, 1995)

Diary of a Yuppie (Commonweal, Feb. 27 1987)

Funny Money (Commonweal, Feb. 14, 1986)

Persons and Masks of the Law and Lawyering (Commonweal, Oct. 8, 1976)

Go East, Young Man: The Autobiography of William O. Douglas, (Commonweal, Sept. 27, 1974)

The Bench and the Ballot: Southern Federal Judges and Voting Rights Laws, (Commonweal, Apr. 26, 1974)

PROFESSIONAL PRESENTATIONS

Congressional Testimony Appearance before the House Subcommittee on Telecommunications and Finance, U.S. Congress, Feb. 22, 1989, testified on leveraged buyouts.

Other Presentations

Presentations in October, 2015 and October, 2014 at the annual Investor Protection Conference at Loyola Law School in Chicago speaking about shareholder derivative lawsuits, state securities laws, and trends in securities arbitration.

Presentations on Excessive Executive Compensation to Law School Faculties and Classes during Spring, 2012 Sabbatical

CLE on Fiduciary Duties in Mergers and Acquisitions, Seattle, June 22, 2012

CLE on Securities Litigation, Seattle, DLA Piper, Dec. 1, 2011

CLE on Securities Law Enforcement, Washington State Bar, Seattle, Sept. 15, 2011

Address before the Northwest Securities Conference, Mar. 3, 2010 – Securities Regulation After the Meltdown

Address before the Washington State Business School Forum, Nov. 12, 2010, Monetary Policy After the Meltdown

Address on Catholic Thought in Legal Education at Loyola University Law School, Chicago, January, 1995

Address to Central States Law School Annual Meeting: "Ethics in Legal Education" April, 1989

Numerous presentations to Legal and Civic groups in Spokane, Miami, Tulsa, 1982-2004.

CIVIC AND UNIVERSITY SERVICE HIGHLIGHTS

AALS representative, Site Visit for St. Louis U. Law School Sabbatical Inspection, Apr. 2012

Association of American Law Schools, Committee on Libraries and Technology, 2002-05.

Washington State Bar Committee on Professional Development, 2002-04

Florida Supreme Court Commission on Professionalism, 1997-2000

Miami-Dade Legal Services, Board Member, 1998-2001

Vice-President, Faculty Senate, University of Tulsa, 1993-94